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                               EXHIBIT 10(ii)(A)

                AGREEMENT FOR MANAGEMENT AND CONSULTING SERVICES



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                AGREEMENT FOR MANAGEMENT AND CONSULTING SERVICES

        This Agreement for Management and Consulting Services (hereinafter the "Agreement") is made and entered into this the 1st day of June, 1996, by and between Metaline Contact Mines, a Washington corporation (hereinafter the "MCM") and Nor-Pac Limited Company, an Idaho limited liability company (hereinafter "NorPac").

                               W I T N E S S E T H

        Whereas, MCM is engaged in the exploration, development and mining industry; and

        Whereas, MCM is the Managing Member of Metaline Contact Mines LLC, a Delaware limited liability company (hereinafter "MCMLLC"), as well as other legal entities that may, from time-to-time, be managed by MCM (all of which combined shall hereinafter be referred to as the "Affiliates"); and

        Whereas, MCMLLC is engaged in the land and timber industry; and

        Whereas, Nor-Pac is a natural resources firm composed of persons with technical, commercial, management, and business knowledge and experience in the exploration, development and mining industry, the land and timber industry, the securities industry, and is engaged, among other things, in the business of providing management and financial consulting services pertaining thereto; and

        Whereas, MCM desires to have continual access to the expertise, knowledge and experience of Nor-Pac, and therefore desires to employ Nor-Pac, on a continual basis, to advise and consult with MCM concerning MCM's business of exploration, development and mining, MCMLLC's business of land and timber, and to manage certain aspects of MCM's business operations, and Nor-Pac desires to provide such services to MCM.

        Now Therefore, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.      Representations and Warranties of the Parties

        1.01    MCM represents and warrants the following:

                1.01.01 that it is a corporation duly incorporated, validly existing, and in good standing in the State of Washington;



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                1.01.02 that it has all requisite corporate authority to enter into and perform this Agreement and all transactions contemplated herein, and that all corporate and other actions required to authorize it to enter into and perform this Agreement have been properly taken;

                1.01.03 that it will not breach any other agreement or
                        arrangement by entering into or performing this Agreement, has full authority to delegate, and that this Agreement has been duly executed and delivered by it and is valid and binding in accordance with its terms.

        1.02    Nor-Pac represents and warrants the following:

                1.02.01 that it is a limited liability company duly organized, validly existing, and in good standing with the State of Idaho;

                1.02.02 that it has all requisite limited liability company authority to enter into and perform this Agreement and all transactions contemplated herein, and that all actions required to authorize it to enter into and perform this Agreement have been properly taken;

                1.02.03 that it will not breach any other agreement or
                        arrangement by entering into or performing this Agreement, and that this Agreement has been duly executed and delivered by it and is valid and binding it in accordance with its terms.

2.      NATURE OF NOR-PAC'S SERVICES

        2.01 Nor-Pac agrees that at all times during the term of this Agreement it will make available to MCM, and its Affiliates, the services of its officers and employees for the purpose of advising and consulting with MCM concerning all phases of MCM's business affairs and operations. Specifically, Nor-Pac will provide MCM with the following services:



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                2.01.01 assist MCM and its Affiliates in determining its short and long term capital requirements, in determining the best method of fulfilling such capital requirements, and in locating sources of equity and long and short term debt financing for MCM pertaining thereto.

                2.01.02 assist MCM and its Affiliates in determining the need for and in devising and installing financial, accounting and other office and business systems and controls relating to MCM's business operations.

                2.01.03 assist MCM and its Affiliates in developing business, investment and management plans and programs, in formulating policies and objectives, and carrying out such plans, programs and policies required for the efficient and successful operation of MCM's business operations.

                2.01.04 assist MCM in developing a public trading market for
                        MCM's securities.

                2.01.05 assist MCM and its Affiliates in finding, researching, evaluating, leasing, acquiring, joint-venturing and in any and all ways securing the rights to natural resource properties.

                2.01.06 provide MCM with a monthly financial statement of the amount of expenses incurred by Nor-Pac, or its authorized representatives and agents, in connection with the performance of the services contemplated by this Agreement, and the fees owed Nor-Pac under the terms and conditions of this Agreement.

3.      MCM'S UNDERTAKINGS

        3.01 MCM agrees to assist and cooperate with Nor-Pac in connection with it providing the services contemplated herein, and in achieving the objectives of the successful and efficient business operation contemplated herein.
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4.      FEES

        4.01 As compensation for all consulting, management and advisory services rendered hereunder by Nor-Pac, MCM shall pay Nor-Pac according to Schedule "A" attached hereto.

5.      EXPENSES

        5.01 Except as hereinafter provided, all ordinary and necessary business expenses incurred by Nor-Pac, or its authorized representatives and agents, in connection with the performance of the services contemplated herein, shall be the responsibility of and paid for by MCM.

6.      TERM

        6.01 The term of this Agreement shall be so long as the Mining Lease With Purchase Option, dated September 1, 1997, between MCM, MCMLLC and Cominco American Incorporated (hereinafter the "Cominco Lease") is in full force and effect, and so long thereafter as both parties shall agree in writing.

7.      STATUS AS AN INDEPENDENT CONTRACTOR

        7.01 The relationship between MCM and Nor-Pac shall not constitute Nor-Pac an agent of MCM, or any of MCM's affiliates, for any purposes. Neither Nor-Pac, nor its authorized representatives and agents, in their capacities as such, shall have any right to bind MCM, transact any business in MCM's name or on its behalf, or make any promises or representations on behalf of MCM without the written consent of MCM, except as authorized elsewhere in this Agreement. Additionally, it is not the intention of the parties hereto to create, under any circumstances, an express trust or association, and it is likewise not the intention of the parties hereto to create a partnership and nothing herein shall be construed as creating an express trust, association or partnership. The relationship of MCM and Nor-Pac is that of an independent contractor.
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8.      NOTICES

        8.01 All notices hereunder shall be in writing and shall be delivered by certified mail, return receipt requested, and such mailing thereof shall be deemed the act of giving notice. Until a change of address is communicated as indicated herein, such mailed notices shall be addressed, as follows:

                as to MCM:         Metaline Contact Mines
                                   c/o Preston, Gates & Ellis LLP
                                   601 W. Riverside Avenue
                                   Suite 1400
                                   Spokane, Washington 99201
                                   Attention: Michael C. Ormsby

                as to Nor-Pac:     Nor-Pac Limited Company
                                   P.O. Box 387
                                   Murray, Idaho 83874
                                   Attention: President

9.      ARBITRATION

        9.01 If there is any disagreement, dispute or controversy (hereinafter collectively referred to as a "dispute") between the parties with respect to any matter arising under this Agreement of the construction hereof, then the dispute shall be determined by arbitration in accordance with the following procedures:

                9.01.01 the parties shall appoint a single mutually acceptable arbitrator. If the parties cannot agree upon a single arbitrator, then the party on one side of the dispute shall name an arbitrator, and give notice thereof to the party on the other side of the dispute. The party on the other side of the dispute shall, within Fourteen (14) days of receipt of the notice name an arbitrator, and the two arbitrators so named, within Seven (7) days of the naming of the latter of them shall name a third arbitrator, and the three (3) arbitrators shall proceed


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                        to arbitrate the dispute within thirty (30) days
                        following the naming of the latter of them, and the decision of the arbitrator or the majority of them shall be conclusive and binding upon the parties. The costs of arbitration shall be borne equally by the parties to the dispute unless otherwise determined by the arbitrator(s) in the award.

                9.01.02 If the party on the other side of the dispute shall fail to name its arbitrator within the allocated time, then the arbitrator named may make a determination of the dispute.

                9.01.03 The arbitration shall be conducted in accordance with the American Arbitration Association in Wallace, Idaho.

10.     ASSIGNMENT

        10.01 Nor-Pac may assign this Agreement to a Nor-Pac Affiliated Company upon written notice to MCM. Nor-Pac may assign this Agreement at any time with the prior written consent of MCM, which consent will not be unreasonably withheld.

                10.01.01 For the purposes of this Paragraph 9.01, the term
                        "Nor-Pac Affiliated Company" shall mean an entity controlling, controlled by or under common control with Nor-Pac through direct or indirect ownership of greater than Fifty Percent (50%) of equity or voting interest.

        10.02 In the event Nor-Pac assigns this Agreement pursuant to paragraph 10.01 above, it shall have no further duties or obligations under this Agreement.

11.     HEADINGS

        11.01 The paragraph headings are for convenience only, and shall not be used in the construction of this Agreement.


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12.     GOVERNING LAW

        12.01 This Agreement shall be governed by the laws of the State of Idaho.

13.     FURTHER ASSURANCES

        13.01 From time to time, upon the request of the other, MCM and Nor-Pac will execute and deliver to each other documents and instruments and take other actions as reasonably may be necessary or advisable in order to carry out the transactions contemplated hereby.

14.     SCHEDULES

        14.01 All schedules mentioned in this Agreement shall be attached hereto and shall form an integral part hereof.

15.     WAIVER

        15.01 No waiver by any party of a breach of any of the provisions of this Agreement shall be construed as a waiver of any subsequent breach, whether of the same or a different character.

16.     AMENDMENTS

        16.01 This Agreement may not be modified or amended except by the written agreement of the parties.

17.     INUREMENT

        17.01 This Agreement shall run to and be binding upon each of the parties hereto, their heirs, legatees, legal representatives, successors or assigns, respectively.

18.     ENTIRE AGREEMENT

        18.01 This Agreement sets forth the entire agreement of the parties and supersedes all other previous and contemporaneous agreements, representations, warranties, or understandings, written or oral.
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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement for
Management and Consulting Services as of the day and year first above written.

NOR-PAC LIMITED COMPANY                      METALINE CONTACT MINES


By: /s/ JOHN W. BEASLEY                      By: /s/ RICHARD L. HOWELL
   -----------------------                      -------------------------
   John W. Beasley                              Richard L. Howell
   Secretary                                    President

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                                 SCHEDULE "A" TO
                AGREEMENT FOR MANAGEMENT AND CONSULTING SERVICES

        Pursuant to Article 4 of the Agreement for Management and Consulting Services, dated June 1, 1998, between Metaline Contact Mines ("MCM") and Nor-Pac Limited Company ("Nor-Pac"), the compensation to be paid Nor-Pac shall be as follows:

1.      For the balance of the year ending December 31, 1998:

        1.01 Five Hundred Thousand (500,000) shares of MCM's authorized, but unissued, common stock. Said shares to be issued quarterly commencing July 1, 1998, as to Two Hundred Fifty Thousand (250,000) shares, and December 31, 1998, as to Two Hundred Fifty Thousand (250,000) shares.

        1.02 In the event Nor-Pac is successful in 1998 in establishing a public trading market for MCM's common stock on NASDAQ's over-the-counter electronic bulletin board ("OTCBB"), Nor-Pac shall be entitled to a bonus payment of Five Hundred Thousand (500,000) shares of MCM's authorized, but unissued, common stock. Said shares to be issued to Nor-Pac within Five (5) business days of the commencement of MCM's shares trading on the OTCBB.

2.      For the year ending December 31, 1999:

        2.01 One Million (1,000,000) shares of MCM's authorized, but unissued, common stock. Said shares to be issued quarterly as to Two Hundred Fifty Thousand (250,000) per quarter, payable on January 1, 1999, July 1, 1999, October 1, 1999, and December 1, 1999.

        2.02 In the event Nor-Pac is successful in causing the MCM's shares to be listed for trading listed on NASDAQ or an equivalent stock exchange, Nor-Pac shall be entitled to a bonus payment of One Million (1,000,000) shares of MCM's authorized, but unissued, common stock. Said shares to be issued to Nor-Pac within Five
                (5) business days of the commencement of trading such exchange.


3.      Commencing on January 1, 2000, and thereafter:

        3.01 Ten Thousand Dollars ($10,000) per month, payable by the 10th of each calendar month.


                              Page 1 of Schedule A



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                3.01.01 Both parties acknowledge and understand that the amount of the monthly fee described in paragraph 3.01 above has been determined by Nor-Pac and MCM on the basis of their estimate of the amount of man hours per month which will be devoted by Nor-Pac officers and representatives to matters involving the affairs of MCM, and/or its Affiliates, and in providing the services contemplated in the Agreement. Quarterly, Nor-Pac and MCM shall review the amount and scope of consulting, management and advisory services performed by Nor-Pac on MCM's behalf during the preceding quarter. If it shall be determined by the parties that during such quarter a materially greater or lesser amount of time shall have been devoted by Nor-Pac's officers and employees to matters involving the affairs of MCM, then, at the time of such determination, Nor-Pac and MCM shall agree to an equitable adjustment in the fees to be paid by MCM to Nor-Pac in the next ensuing quarter.

        3.02 Nor-Pac shall have the option of receiving any of the payments described in paragraph 3.01 above in MCM's authorized, but unissued, common stock. Said shares will be issued at Fifty Percent (50%) of the then-current bid price of MCM's shares of common stock if MCM's shares of common stock are being publicly traded, or par value if MCM's shares of common stock are not being publicly traded.

All parties acknowledge and agree that the MCM authorized, but unissued, shares of common stock that is to be, or may be, issued pursuant to paragraphs 1.01, 1.02, 2.01, 2.02, and 3.02 above have not been registered under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. Accordingly, there may be restrictions of the transferability of said shares including, but not limited to, Rule 144.


                              Page 2 of Schedule A
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                               FIRST AMENDMENT TO
                AGREEMENT FOR MANAGEMENT AND CONSULTING SERVICES

        This First Amendment To Agreement For Management and Consulting Services (hereinafter the "First Amendment") is entered into this the 15th day of February, 1999, by and between Metaline Contact Mines, a Washington corporation (hereinafter "MCM") and Nor-Pac Limited Company, an Idaho limited liability company (hereinafter "Nor-Pac").

        Whereas, MCM and Nor-Pac entered into an Agreement For Management and Consulting Services, dated June 1, 1998 (hereinafter the "Management Agreement"); and

        Whereas, MCM and Nor-Pac desire to amend the Management Agreement with this First Amendment.

        Now Therefore, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. Article 4 of the Management Agreement shall be amended to read as follows:

        "4.     FEES

                4.01 As compensation for all consulting, management and advisory services rendered hereunder by Nor-Pac, MCM shall pay Nor-Pac according to Amended Schedule "A" attached hereto."

        In Witness Whereof, the parties hereto have executed this First Amendment To Agreement For Management and Consulting Services as of the date first above written.

Nor-Pac Limited Company                           Metaline Contact Mines



By: /s/ JOHN W. BEASLEY                           By: /s/ RICHARD L. HOWELL
   ----------------------                            -------------------------
   John W. Beasley                                   Richard L. Howell
   Secretary                                         President


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                             AMENDED SCHEDULE "A" TO
                AGREEMENT FOR MANAGEMENT AND CONSULTING SERVICES

        Pursuant to Article 4 of the Agreement for Management and Consulting Services, dated June 1, 1998, between Metaline Contact Mines ("MCM") and Nor-Pac Limited Company ("Nor-Pac"), the compensation to be paid Nor-Pac shall be as follows:

1.      For the balance of the year ending December 31, 1998:

        1.01 Five Hundred Thousand (500,000) shares of MCM's authorized, but unissued, common stock. Said shares to be issued quarterly commencing July 1, 1998, as to Two Hundred Fifty Thousand (250,000) shares, and December 31, 1998, as to Two Hundred Fifty Thousand (250,000) shares.

2.      For the year ending December 31, 1999:

        2.01 One Million (1,000,000) shares of MCM's authorized, but unissued, common stock. Said shares to be issued quarterly as to Two Hundred Fifty Thousand (250,000) per quarter, payable on January 1, 1999; April 1, 1999, July 1,,1999, and October 1, 1999.

        2.02 In the event Nor-Pac is successful in 1999 in establishing a public trading market for MCM's common stock on NASDAQ's over-the-counter electronic bulletin board ("OTCBB"), Nor-Pac shall be entitled to a bonus payment of Five Hundred Thousand (500,000) shares of MCM's authorized, but unissued, common stock. Said shares to be issued to Nor-Pac within Five (5) business days of the commencement of MCM's shares trading on the OTCBB.

        2.03 In addition to the bonus payment described in paragraph 2.02 above, in the event Nor-Pac is successful in causing the MCM's shares to be upgraded and listed for trading listed on NASDAQ or an equivalent stock exchange, Nor-Pac shall be entitled to an additional bonus payment of One Million (1,000,000) shares of MCM's authorized, but unissued, common stock. Said shares to be issued to Nor-Pac within Five (5) business days of the commencement of trading on NASDAQ or such other equivalent stock exchange.


                         Page 1 of Amended Schedule A

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3.      Commencing on January 1, 2000, and thereafter:

        3.01 Ten Thousand Dollars ($10,000) per month, payable by the 10th of each calendar month.

                3.01.01 Both parties acknowledge and understand that the amount of the monthly fee described in paragraph 3.01 above has been determined by Nor-Pac and MCM on the basis of their estimate of the amount of man hours per month which will be devoted by Nor-Pac officers and representatives to matters involving the affairs of MCM, and/or its Affiliates, and in providing the services contemplated in the Agreement. Quarterly, Nor-Pac and MCM shall review the amount and scope of consulting, management and advisory services performed by Nor-Pac on MCM's behalf during the preceding quarter. If it shall be determined by the parties that during such quarter a materially greater or lesser amount of time shall have been devoted by Nor-Pac' s officers and employees to matters involving the affairs of MCM, then, at the time of such determination, Nor-Pac and MCM shall agree to an equitable adjustment in the fees to be paid by MCM to Nor-Pac in the next ensuing quarter.

        3.02 Nor-Pac shall have the option of receiving any of the payments described in paragraph 3.01 above in MCM's authorized, but unissued, common stock. Said shares will be issued at Fifty Percent (50%) of the then-current bid price of MCM's shares of common stock if MCM's shares of common stock are being publicly traded, or par value if MCM'S shares of common stock are not being publicly traded.

All parties acknowledge and agree that the MCM authorized, but unissued, shares of common stock that is to be, or may be, issued pursuant to paragraphs 1.01, 1.02, 2.01, 2.02, and 3.02 above have not been registered under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. Accordingly, there may be restrictions of the transferability of said shares including, but not limited to, Rule 144.


                         Page 2 of Amended Schedule A